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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2004

QWEST COMMUNICATIONS INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15577 (Commission File Number)	84-1339282 (IRS Employer Identification No.)
1801 California Street, Denver, Colorado (Address of Principal Executive Offices)	80202 (Zip Code)

(303) 992-1400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

QWEST CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

001-03040 (Commission File Number)	84-0273800 (IRS Employer Identification No.)
1801 California Street, Denver, Colorado (Address of Principal Executive Offices)	80202 (Zip Code)

(303) 992-1400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On November 23, 2004, Qwest Corporation ("Qwest" or the "Company"), a wholly-owned subsidiary of Qwest Communications International Inc. ("QCII", and, together with Qwest, "we" or "us" or "our"), completed a private offering of $250 million aggregate principal amount of unsecured debt securities (the "Notes") in a private placement for resale pursuant to Rule 144A under the Securities Act of 1933, as amended. The Notes are part of the series of Qwest notes designated as 7.875% notes due 2011, of which $575 million in aggregate principal amount was issued on August 19, 2004.

        The Notes were sold pursuant to a Purchase Agreement, dated November 18, 2004, by and among Qwest and the initial purchasers listed therein (the "Purchasers") and were issued pursuant to an Indenture between Qwest and J.P. Morgan Trust Company, National Association (as successor in interest to Bank One Trust Company, National Association), dated as of October 15, 1999, as supplemented by the First Supplemental Indenture, dated as of August 19, 2004, and a Second Supplemental Indenture, dated November 23, 2004, by and between Qwest and U.S. Bank, National Association, as trustee.

        The Notes bear interest at 7.875% per year and will mature on September 1, 2011. The Notes are unsecured general obligations and will rank equally with all other unsecured and unsubordinated indebtedness of Qwest. The covenant and default terms are substantially the same as those associated with Qwest's other long-term debt.

        The holders of the Notes are entitled to the benefits of a Registration Rights Agreement, dated November 23, 2004, by and among Qwest and the Purchasers. Under the Registration Rights Agreement, Qwest has agreed to use its commercially reasonable efforts to: (1) file a registration statement enabling noteholders to exchange the notes for publicly registered notes with substantially identical terms and cause such registration statement to become effective by June 9, 2005; (2) consummate the registered exchange offer within 45 days after the earlier of June 9, 2005 or the date such registration statement is declared effective; and (3) file a shelf registration statement for the resale of the notes if it cannot effect the exchange offers within the time periods listed above and in other circumstances described in the agreement. If Qwest is unable to consummate the exchange offer in the periods provided above or if Qwest files a shelf registration statement and such registration statement is suspended or unusable for a period of more than 60 days in any twelve-month period, then Qwest will pay additional interest on the Notes.

        The net proceeds of the offering will be used for general corporate purposes, including funding or refinancing Qwest's investments in telecommunication assets.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

        The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

        (c) Exhibits

Exhibit No.	Description
Exhibit 4.1	Second Supplemental Indenture, dated November 23, 2004, by and between Qwest Corporation and U.S. Bank, National Association.
Exhibit 10.1	Purchase Agreement, dated November 18, 2004, by and among Qwest Corporation and the initial purchasers listed therein.
Exhibit 10.2	Registration Rights Agreement, dated November 23, 2004, by and among Qwest Corporation and the initial purchasers listed therein.

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Forward Looking Statements Warning

        This Current Report on Form 8-K may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: a delay in the SEC's declaring our exchange offer registration statement effective; access line losses due to increased competition, including from technology substitution of our access lines with wireless and cable alternatives; our substantial indebtedness, and the inability to complete any efforts to de-lever our balance sheets through asset sales or other transactions; any adverse outcome of the current investigation by the U.S. Attorney's office in Denver into certain matters relating to QCII; adverse results of increased review and scrutiny by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings, including any adverse outcome of current or future legal proceedings related to matters that are the subject of governmental investigations, and, to the extent not covered by insurance, if any, our inability to satisfy any resulting obligations from funds available to us, if any; potential fluctuations in quarterly results; volatility of QCII's stock price; intense competition in the markets in which we compete, including the likelihood of certain of our competitors emerging from bankruptcy court protection or otherwise reorganizing their capital structure and competing effectively against us; changes in demand for our products and services; acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; changes in the outcome of future events from the assumed outcome included in our significant accounting policies; and any negative consequences as a result of Qwest's practice of distributing much or all of its free cash each year to QCII.

        The information contained in this Current Report on Form 8-K is a statement of the our present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and our assumptions. We may change our intention, belief or expectation at any time and without notice, based upon any changes in such factors, in our assumptions or otherwise. The cautionary statements contained or referred to in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.

        We undertake no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

        By including any information in this Current Report on Form 8-K, we do not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of Qwest and QCII has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE: November 23, 2004	QWEST COMMUNICATIONS INTERNATIONAL INC.
	By:	/s/ OREN G. SHAFFER
Name:	Oren G. Shaffer
Title:	Vice Chairman and Chief Financial Officer
QWEST CORPORATION
By:	/s/ OREN G. SHAFFER
Name:	Oren G. Shaffer
Title:	Vice Chairman and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Second Supplemental Indenture, dated November 23, 2004, by and between Qwest Corporation and U.S. Bank, National Association.
Exhibit 10.1	Purchase Agreement, dated November 18, 2004, by and among Qwest Corporation and the initial purchasers listed therein.
Exhibit 10.2	Registration Rights Agreement, dated November 23, 2004, by and among Qwest Corporation and the initial purchasers listed therein.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX